Exhibit 99.1

COUSINS PROPERTIES INCORPORATED

Quarterly Information Package

For the Quarter Ended September 30, 2012

TABLE OF CONTENTS

Press Release	1
Consolidated Statements of Operations	4
Funds From Operations	5
Consolidated Balance Sheets	6
Same Property Information	7
Key Performance Indicators	8
Funds From Operations – Summary	9
Funds From Operations – Supplemental Detail	10
Portfolio Listing	14
Same Property Performance – Leasing and Occupancy	15
Same Property Performance – Net Operating Income	16
Square Feet Expiring	17
Top 20 Tenants	18
Development Pipeline	19
Inventory of Commercial Land Held	20
Inventory of Lots and Tracts in Residential Projects	21
Debt Outstanding	22
Joint Venture Information	23
Calculations and Reconciliations of Non-GAAP Financial Measures	24
Discussion of Non-GAAP Financial Measures	30

Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions or changes in Company business and financial strategy; leasing risks; loss of key personnel; potential acquisitions, new investments and/or dispositions; the failure of purchase, sale or other contracts to ultimately close; the financial condition of existing tenants; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust, risks associated with development projects and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

CONTACT:

Gregg D. Adzema Executive Vice President and Chief Financial Officer (404) 407-1116 greggadzema@cousinsproperties.com	Cameron Golden Vice President, Investor Relations and Corporate Communications (404) 407-1984 camerongolden@cousinsproperties.com

COUSINS REPORTS RESULTS FOR THE THIRD QUARTER OF 2012

Highlights

•	Funds From Operations was $0.25 per share, adjusting for special items FFO was $0.15 per share.
•	Completed the sale of Cousins Properties Services for a gain of $7.4 million.
•	Acquired 2100 Ross Avenue in Dallas, Texas.
•	Commenced operations at Emory Point in Atlanta, Georgia and Mahan Village in Tallahassee, Florida.
•	Same property net operating income increased 4.1% for the first nine months of 2012.

ATLANTA (October 30, 2012) – Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended September 30, 2012.

“It was an active and productive third quarter, with the execution of several encouraging transactions and another solid performance for the core operating portfolio,” said Larry Gellerstedt, CEO of Cousins. “We remain focused on simplifying the platform, leasing vacant space, and sourcing additional investment opportunities.”

Portfolio Activity

•	Leased 175,000 square feet of office space and 119,000 square feet of retail space.
•	The office and retail portfolios finished the quarter 91% and 89% leased, respectively, on a same property basis.
•	Subsequent to quarter end, executed 25,000 square feet of additional leases at Promenade in Atlanta, Georgia, bringing the property to 72% leased.

Transaction Activity

•	Completed the sale of Cousins Properties Services, a business unit providing third-party services to owners of Class A office buildings, to Cushman & Wakefield.
•	Acquired 2100 Ross Avenue, a 67% leased, 844,000-square-foot, Class-A office tower located in the Arts District submarket of Dallas, Texas, for cash of $59.2 million or $70 per square-foot.
•	Commenced operations at Emory Point, a mixed-use development comprised of 443 apartments and 80,000 square feet of retail space, located adjacent to Emory University in Atlanta, Georgia.
•	Commenced operations at Mahan Village, a 147,000-square-foot grocery-anchored retail center development in Tallahassee, Florida.

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CUZ Reports Third Quarter Results

October 30, 2012

•	Entered into agreements to sell Avenue Webb Gin and Avenue Forsyth, two retail lifestyle centers in Atlanta, Georgia.
•	Subsequent to quarter end, completed the sale of Cosmopolitan Center, an office complex in Atlanta, Georgia slated for re-development, for $7.0 million.

Financial Results

FFO was $25.7 million, or $0.25 per share, for the third quarter of 2012 compared with $14.3 million, or $0.14 per share, for the third quarter of 2011. FFO was $52.3 million, or $0.50 per share, for the nine months ended September 30, 2012, compared with $33.3 million, or $0.32 per share, for the same period in 2011.

Net income available to common stockholders was $9.4 million, or $0.09 per share, for the third quarter of 2012 compared with net income available of $188,000, or $0.00 per share, for the third quarter of 2011. Net income available was $2.7 million, or $0.03 per share, for the nine months ended September 30, 2012, compared with net loss available of ($12.4) million, or ($0.12) per share, for the same period in 2011.

During the third quarter of 2012, the Company recorded several special items in FFO. These items included a $7.4 million gain on the sale of Cousins Properties Services and income of $3.4 million associated with a participation interest in a previously completed development in Austin, Texas. Additionally, the Company completed a strategic re-organization which generated $574,000 in severance expense in the third quarter of 2012 and is expected to generate additional severance expense in the fourth quarter of 2012. As a result of this re-organization, the Company anticipates a reduction in general and administrative expenses for 2013. The Company also recorded a charge of $488,000 on its investment in Verde Realty as a result of Verde’s recently announced merger. The completion of this merger is currently anticipated to close in the fourth quarter of 2012 and will result in the complete liquidation of the Company’s investment in Verde. The following table reconciles FFO to FFO before these special items for the three months ended September 30, 2012:

	Actual ($000)	Per Share
FFO	$25,685	$0.25
Gain on sale of Cousins Properties Services	(7,384)	(0.07)
Participation interest income	(3,366)	(0.03)
Severance/reorganization expenses	574	0.01
Verde charge	488	0.00

FFO before special items	$15,997	$0.15

Investor Conference Call and Webcast

The Company will conduct a conference call at 10:00 a.m. (Eastern Time) on Wednesday, October 31, 2012, to discuss the results of the quarter ended September 30, 2012. The number to call for this interactive teleconference is (212) 231-2905.

A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21607107. The replay can be accessed on the Company’s website,

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CUZ Reports Third Quarter Results

October 30, 2012

www.cousinsproperties.com, through the “Q3 2012 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page.

Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office and retail projects. Since its founding in 1958, Cousins has developed 20 million square feet of office space and 20 million square feet of retail space. Cousins has built and maintained an industry-wide reputation for innovative and sustainable developments, premium management services and top quality leadership. The Company creates and maintains value in real estate assets for the benefit of shareholders, and partners. Cousins Properties is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ.

The Consolidated Statements of Operations, Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, and a schedule entitled Same Property Information, which reconciles same property net operating income to rental property revenues and rental property expenses, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations – Supplemental Detail” schedule, which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and, which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.

Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions or changes in Company business and financial strategy; leasing risks; loss of key personnel; potential acquisitions, new investments and/or dispositions; the failure of purchase, sale or other contracts to ultimately close; the financial condition of existing tenants; competition from other developers or investors; the risks associated with real estate development and acquisitions; the availability of buyers and adequate pricing if the Company intends to liquidate certain assets; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

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COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
REVENUES:
Rental property revenues	$32,592	$27,022	$92,846	$78,802
Fee income	7,343	3,909	12,985	10,729
Residential lot and outparcel sales	732	165	2,216	410
Other	3,061	447	4,587	6,154

	43,728	31,543	112,634	96,095

COSTS AND EXPENSES:
Rental property operating expenses	14,400	11,775	39,595	33,658
Residential lot and outparcel cost of sales	354	158	1,334	303
General and administrative expenses	5,255	4,295	17,523	17,828
Interest expense	5,793	6,601	17,936	21,503
Reimbursed expenses	1,235	1,866	3,968	4,749
Depreciation and amortization	11,567	8,719	32,526	25,562
Impairment loss	488	—	488	3,508
Separation expenses	574	15	866	193
Other	2,257	773	3,504	4,760

	41,923	34,202	117,740	112,064

LOSS ON EXTINGUISHMENT OF DEBT	—	(74)	(94)	(74)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES, UNCONSOLIDATED JOINT VENTURES AND SALE OF INVESTMENT PROPERTIES	1,805	(2,733)	(5,200)	(16,043)

BENEFIT (PROVISION) FOR INCOME TAXES FROM OPERATIONS	(60)	180	(120)	217

INCOME FROM UNCONSOLIDATED JOINT VENTURES	2,269	2,660	14,217	7,468

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	4,014	107	8,897	(8,358)

GAIN ON SALE OF INVESTMENT PROPERTIES	60	59	146	177

INCOME (LOSS) FROM CONTINUING OPERATIONS	4,074	166	9,043	(8,181)

INCOME (LOSS) FROM DISCONTINUED OPERATIONS:
Income (loss) from discontinued operations	1,760	2,619	(5,093)	6,503
Gain on sale of discontinued operations	7,444	2,821	8,204	2,437

	9,204	5,440	3,111	8,940

NET INCOME	13,278	5,606	12,154	759

NET LOSS (INCOME) ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(608)	(2,192)	259	(3,454)

NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	12,670	3,414	12,413	(2,695)

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,226)	(3,226)	(9,680)	(9,680)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$9,444	$188	$2,733	$(12,375)

PER COMMON SHARE INFORMATION – BASIC AND DILUTED:
Income (loss) from continuing operations attributable to controlling interest	$—	$(0.05)	$—	$(0.21)
Income from discontinued operations	0.09	0.05	0.03	0.09

Net income (loss) available to common stockholders	$0.09	$0.00	$0.03	$(0.12)

WEIGHTED AVERAGE SHARES – BASIC	104,193	103,715	104,120	103,631

WEIGHTED AVERAGE SHARES – DILUTED	104,203	103,715	104,125	103,631

DIVIDENDS PER COMMON SHARE	$0.045	$0.045	$0.135	$0.135

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

FUNDS FROM OPERATIONS

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net Income (Loss) Available to Common Stockholders	$9,444	$188	$2,733	$(12,375)
Depreciation and amortization:
Consolidated properties	11,567	8,719	32,526	25,562
Discontinued properties	2,575	4,650	8,622	14,721
Share of unconsolidated joint ventures	2,480	2,444	7,646	7,790
Depreciation of furniture, fixtures and equipment:
Consolidated properties	(256)	(388)	(843)	(1,323)
Discontinued properties	—	—	—	—
Share of unconsolidated joint ventures	(5)	(5)	(15)	(15)
Impairment loss on depreciable investment property net of amounts attributable to noncontrolling interests	—	—	10,190	—
(Gain) loss on sale of investment properties:
Consolidated properties including amounts attributable to noncontrolling interests	(60)	(59)	(146)	(177)
Discontinued properties	(7,444)	(1,240)	(8,204)	(856)
Share of unconsolidated joint ventures	—	—	(7,509)	—
Gain on sale of third party management and leasing business	7,384	—	7,384	—
Other	—	—	(59)	—

Funds From Operations Available to Common Stockholders	$25,685	$14,309	$52,325	$33,327

Per Common Share – Basic and Diluted:
Net Income (Loss) Available	$0.09	$0.00	$0.03	$(0.12)

Funds From Operations	$0.25	$0.14	$0.50	$0.32

Weighted Average Shares – Basic	104,193	103,715	104,120	103,631

Weighted Average Shares – Diluted	104,203	103,718	104,125	103,642

The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

Management believes that FFO before special items provides analysts and investors with appropriate information related to its core operations and for the comparability of the results of its operations with other real estate companies.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	September 30, 2012	December 31, 2011
	(unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $247,774 and $289,473 in 2012 and 2011, respectively	$674,615	$884,652
Projects under development	24,668	11,325
Land held	51,217	54,132
Residential lots	11,965	13,195
Other	431	637

Total properties	762,896	963,941

OPERATING PROPERTIES AND RELATED ASSETS HELD FOR SALE, net of accumulated depreciation of $46,936 in 2012	174,054	—

CASH AND CASH EQUIVALENTS	5,469	4,858
RESTRICTED CASH	2,749	4,929
NOTES AND ACCOUNTS RECEIVABLE, net of allowance for doubtful accounts of $1,207 and $5,100 in 2012 and 2011, respectively	11,163	11,359
DEFERRED RENTS RECEIVABLE	37,840	37,141
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	139,782	160,587
OTHER ASSETS	65,148	52,720

TOTAL ASSETS	$1,199,101	$1,235,535

LIABILITIES AND EQUITY
NOTES PAYABLE	$518,630	$539,442
ACCOUNTS PAYABLE AND OTHER LIABILITIES	40,073	38,592
DEFERRED INCOME	12,498	17,343

TOTAL LIABILITIES	571,201	595,377

COMMITMENTS AND CONTINGENT LIABILITIES

REDEEMABLE NONCONTROLLING INTERESTS	—	2,763

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 2,993,090 shares issued and outstanding in 2012 and 2011	74,827	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2012 and 2011	94,775	94,775
Common stock, $1 par value, 250,000,000 shares authorized, 107,705,782 and 107,272,078 shares issued in 2012 and 2011, respectively	107,706	107,272
Additional paid-in capital	689,194	687,835
Treasury stock at cost, 3,570,082 shares in 2012 and 2011	(86,840)	(86,840)
Distributions in excess of cumulative net income	(285,508)	(274,177)

TOTAL STOCKHOLDERS’ INVESTMENT	594,154	603,692
Nonredeemable noncontrolling interests	33,746	33,703

TOTAL EQUITY	627,900	637,395

TOTAL LIABILITIES AND EQUITY	$1,199,101	$1,235,535

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES

SAME PROPERTY INFORMATION

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011

(Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Net Operating Income – Consolidated Properties
Rental property revenues	$32,592	$27,022	$92,846	$78,802
Rental property expenses	14,400	11,775	39,595	33,658

Net Operating Income – Consolidated Properties	18,192	15,247	53,251	45,144
Net Operating Income – Discontinued Operations
Rental property revenues	5,055	10,519	18,968	31,720
Rental property expenses	1,508	4,391	6,001	12,237

Net Operating Income – Discontinued Operations	3,547	6,128	12,967	19,483

Net Operating Income – Unconsolidated Joint Ventures	2,670	2,647	7,944	7,938

Total Net Operating Income	$24,409	$24,022	$74,162	$72,565

Net Operating Income:
Same property	24,446	23,752	73,385	70,512
Non-same property	3,174	3,675	10,920	12,138

Net Operating Income	$27,620	$27,426	$84,305	$82,650

This schedule shows same property net operating income and the related reconciliation to rental property revenues and rental property expenses. Net Operating Income is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from Net Operating Income. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation. Same Property Net Operating Income includes those office and retail properties that have been fully operational in each of the comparable reporting periods. Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.

COUSINS PROPERTIES INCORPORATED

KEY PERFORMANCE INDICATORS

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 YTD

Property Statistics
Number of Operating Properties	41	40	40	39	38	38	38	35	37	37
Rentable Square Feet (in thousands)	14,156	13,747	13,749	13,342	12,572	12,572	12,573	11,688	12,678	12,678
Acres of Commercial Land (Company share)	510	510	510	506	424	424	424	419	419	419
Acres of Residential Land (Company share)	4,829	4,831	4,228	4,228	4,596	4,596	4,026	4,026	4,026	4,026
Number of Residential Lots Remaining to be Sold (Company Share)	3,684	3,667	3,632	3,600	2,687	2,687	685	681	676	676

Leverage Ratios (1)
Debt/Total Market Capitalization	40%	39%	39%	45%	46%	46%	42%	39%	41%	41%
Debt/Total Undepreciated Assets	35%	34%	34%	33%	37%	37%	38%	36%	38%	38%
Debt + Preferred/Total Market Capitalization	50%	49%	48%	57%	57%	57%	52%	49%	51%	51%
Debt + Preferred/Total Undepreciated Assets	43%	43%	43%	42%	46%	46%	47%	45%	47%	47%

Coverage Ratios (1)
Interest Coverage	2.53	2.76	2.74	3.28	3.65	3.08	3.31	3.40	3.81	3.50
Fixed Charges Coverage	1.78	1.76	1.71	2.02	2.15	1.90	1.93	1.93	2.19	2.01
Debt/Annualized EBITDA	6.13	6.88	7.11	6.09	6.45	6.45	7.03	6.55	6.65	6.65

Dividend Ratios (1)
FFO Payout Ratio	111%	57%	43%	33%	-4%	-24%	35%	36%	18%	27%
FFO Before Certain Charges Payout Ratio	72%	40%	42%	32%	29%	35%	37%	35%	29%	34%
FAD Payout Ratio	226%	133%	297%	94%	-4%	-17%	55%	59%	25%	40%
FAD Before Certain Charges Payout Ratio	107%	66%	246%	92%	51%	80%	61%	59%	51%	56%

Operations Ratios (1)
General and Administrative Expenses/Revenues Including Discontinued Operations	12.2%	15.1%	13.5%	9.0%	13.3%	12.7%	14.0%	12.2%	9.8%	11.9%
Annualized General and Administrative Expenses/Total Undepreciated Assets	1.5%	1.5%	1.3%	0.9%	1.3%	1.3%	1.4%	1.3%	1.2%	1.2%

(1)	See calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS – SUMMARY (1)

($ in thousands, except per share)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 YTD
NET OPERATING INCOME
OFFICE	72,792	18,608	18,780	18,848	19,151	75,387	20,598	20,013	20,452	61,063
RETAIL	31,729	8,430	7,443	7,672	8,038	31,583	8,658	7,415	7,168	23,241
OTHER	3,721	1,051	911	907	714	3,583	1	—	—	1

TOTAL NET OPERATING INCOME	108,242	28,089	27,134	27,427	27,903	110,553	29,257	27,428	27,620	84,305
SALES LESS COST OF SALES
RESIDENTIAL LOTS	2,446	226	398	519	504	1,647	385	119	378	882
TRACTS AND OUTPARCEL	10,056	70	27	167	3,325	3,589	—	(30)	—	(30)
OTHER	7,898	2,174	53	(2)	25	2,250	(1)	53	—	52

TOTAL SALES LESS COST OF SALES	20,400	2,470	478	684	3,854	7,486	384	142	378	904
FEE INCOME	14,443	3,385	3,435	3,909	3,092	13,821	2,856	2,786	7,343	12,985
THIRD PARTY MANAGEMENT AND LEASING REVENUES	18,977	4,088	4,605	5,398	5,268	19,359	4,711	6,029	4,789	15,529
OTHER INCOME	1,312	571	644	448	541	2,204	1,507	112	3,329	4,948

TOTAL FEE AND OTHER INCOME	34,732	8,044	8,684	9,755	8,901	35,384	9,074	8,927	15,461	33,462

GAIN ON SALE OF THIRD PARTY MANAGEMENT AND LEASING BUSINESS	—	—	—	—	—	—	—	—	7,384	7,384

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,393)	(4,093)	(4,080)	(4,241)	(4,171)	(16,585)	(4,300)	(4,607)	(4,260)	(13,167)

REIMBURSED EXPENSES	(6,297)	(1,512)	(1,371)	(1,866)	(1,459)	(6,208)	(1,376)	(1,357)	(1,235)	(3,968)

SEPARATION EXPENSES	(1,045)	(101)	(77)	(15)	(4)	(197)	(213)	(79)	(574)	(866)

GENERAL AND ADMINISTRATIVE EXPENSES	(28,517)	(7,400)	(6,133)	(4,295)	(6,338)	(24,166)	(6,623)	(5,645)	(5,255)	(17,523)

LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	(9,827)	—	—	(74)	—	(74)	(94)	—	—	(94)

INTEREST EXPENSE	(41,432)	(8,736)	(8,505)	(7,813)	(7,461)	(32,515)	(7,447)	(6,937)	(6,759)	(21,143)

IMPAIRMENT LOSSES	(6,300)	(3,508)	(250)	—	(125,376)	(129,134)	—	—	(488)	(488)

OTHER EXPENSES	(6,043)	(1,400)	(1,353)	(1,814)	(2,423)	(6,990)	(1,551)	(1,232)	(3,040)	(5,823)

INCOME TAX (PROVISION) BENEFIT	1,079	64	(27)	180	(31)	186	(27)	(33)	(60)	(120)

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(1,911)	(568)	(377)	(393)	(370)	(1,708)	(369)	(228)	(261)	(858)

PREFERRED STOCK DIVIDENDS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(3,227)	(3,226)	(9,680)

FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	25,685	52,325
WEIGHTED AVERAGE SHARES –BASIC	101,440	103,515	103,659	103,715	103,712	103,651	104,000	104,165	104,193	104,120
WEIGHTED AVERAGE SHARES – DILUTED	101,440	103,530	103,684	103,718	103,712	103,655	104,000	104,165	104,203	104,125
FFO PER SHARE – BASIC AND DILUTED	0.32	0.08	0.11	0.14	(1.06)	(0.74)	0.13	0.13	0.25	0.50

(1)	Amounts may differ slightly from other schedules contained herein due to rounding.

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS – SUPPLEMENTAL DETAIL(1)

($ in thousands, except per share amounts and percentages)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 YTD
NET OPERATING INCOME
OFFICE:
CONSOLIDATED PROPERTIES:
TERMINUS 100	14,781	4,015	3,897	3,669	3,956	15,537	4,063	4,039	3,922	12,024
191 PEACHTREE TOWER	13,117	3,228	3,238	3,641	3,937	14,044	3,789	3,745	3,899	11,433
THE AMERICAN CANCER SOCIETY CENTER	10,818	2,771	2,995	2,927	2,878	11,571	2,872	2,581	2,744	8,197
PROMENADE	—	—	—	—	693	693	2,014	2,324	2,124	6,462
MERIDIAN MARK PLAZA	3,686	895	946	1,021	1,001	3,863	1,015	996	1,013	3,024
2100 ROSS AVENUE	—	—	—	—	—	—	—	—	876	876
THE POINTS AT WATERVIEW	1,927	415	423	523	463	1,824	504	557	516	1,577
LAKESHORE PARK PLAZA	2,203	546	505	490	558	2,099	559	559	513	1,631
333 NORTH POINT CENTER EAST	1,673	419	456	375	389	1,639	424	406	421	1,251
600 UNIVERSITY PARK PLACE	1,526	182	300	352	355	1,189	384	354	376	1,114
200 NORTH POINT CENTER EAST	1,575	438	420	374	359	1,591	356	329	310	995
100 NORTH POINT CENTER EAST	1,524	307	373	346	329	1,355	279	309	283	871
555 NORTH POINT CENTER EAST	2,038	506	448	406	418	1,778	195	224	128	547
INHIBITEX	896	225	224	224	224	897	225	223	125	573
OTHER	—	—	(4)	(3)	—	(7)	(5)	(29)	(3)	(37)

SUBTOTAL – OFFICE CONSOLIDATED	55,764	13,947	14,221	14,345	15,560	58,073	16,674	16,617	17,247	50,538
UNCONSOLIDATED PROPERTIES:
PALISADES WEST	5,012	1,511	1,512	1,511	1,536	6,070	1,528	1,474	1,512	4,514
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,679	933	992	960	937	3,822	970	920	950	2,840
TERMINUS 200	62	14	67	140	242	463	358	374	439	1,171
GATEWAY VILLAGE (2)	1,208	302	302	302	302	1,208	302	302	302	906
TEN PEACHTREE PLACE	2,314	602	448	495	486	2,031	501	201	21	723
PRESBYTERIAN MEDICAL PLAZA	19	14	15	18	14	61	16	17	5	38
OTHER	(52)	(19)	(14)	(20)	(10)	(63)	(14)	(17)	(18)	(49)

SUBTOTAL – OFFICE UNCONSOLIDATED	12,242	3,357	3,322	3,406	3,507	13,592	3,661	3,271	3,211	10,143
DISCONTINUED OPERATIONS:
GALLERIA 75	319	132	127	107	147	513	206	145	—	351
ONE GEORGIA CENTER	4,101	1,067	1,009	1,071	(39)	3,108	15	—	—	15
8995 WESTSIDE PARKWAY	(149)	(1)	—	(5)	—	(6)	—	—	—	—
COSMOPOLITAN CENTER	515	106	95	(76)	(24)	101	41	(20)	(6)	15
OTHER	—	—	6	—	—	6	1	—	—	1

SUBTOTAL – OFFICE DISCONTINUED	4,786	1,304	1,237	1,097	84	3,722	263	125	(6)	382
TOTAL – OFFICE NET OPERATING INCOME	72,792	18,608	18,780	18,848	19,151	75,387	20,598	20,013	20,452	61,063

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS – SUPPLEMENTAL DETAIL(1)

($ in thousands, except per share amounts and percentages)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 YTD
RETAIL:
CONSOLIDATED PROPERTIES:
TIFFANY SPRINGS MARKETCENTER	3,311	856	875	901	875	3,507	897	864	889	2,650
MAHAN VILLAGE	—	—	—	—	—	—	—	—	55	55
OTHER	—	—	(3)	(1)	1	(3)	—	4	2	6

SUBTOTAL – RETAIL CONSOLIDATED	3,311	856	872	900	876	3,504	897	868	946	2,711

UNCONSOLIDATED PROPERTIES:
THE AVENUE MURFREESBORO	4,405	1,175	1,153	1,140	1,224	4,692	1,075	1,148	1,168	3,391
CW INVESTMENTS (3)	—	594	594	612	610	2,410	610	610	591	1,811
NORTH POINT MARKETCENTER	493	138	121	132	141	532	144	146	156	446
GREENBRIER MARKETCENTER	551	142	141	132	135	550	152	141	144	437
THE AVENUE EAST COBB	634	144	163	150	112	569	122	151	137	410
THE AVENUE VIERA	503	128	129	128	134	519	137	130	136	403
THE AVENUE WEST COBB	493	135	134	142	148	559	134	133	133	400
THE AVENUE PEACHTREE CITY	437	106	99	103	102	410	112	106	106	324
LOS ALTOS MARKETCENTER	220	84	10	60	67	221	71	53	56	180
VIERA MARKETCENTER	201	49	53	49	55	206	51	49	53	153
EMORY POINT	—	—	—	—	—	—	—	—	(9)	(9)
OTHER	—	—	(1)	(1)	—	(2)	—	(1)	—	(1)

SUBTOTAL – RETAIL UNCONSOLIDATED	7,937	2,695	2,596	2,647	2,728	10,666	2,608	2,666	2,671	7,945

DISCONTINUED OPERATIONS:
THE AVENUE FORSYTH	6,235	2,166	1,684	1,907	2,019	7,776	2,704	2,397	2,407	7,508
THE AVENUE WEBB GIN	5,295	1,463	1,322	1,239	1,251	5,275	1,258	1,087	1,137	3,482
THE AVENUE COLLIERVILLE	5,238	1,254	1,023	970	1,163	4,410	1,190	405	8	1,603
SAN JOSE MARKETCENTER	3,713	(4)	(54)	9	1	(48)	1	(8)	(1)	(8)

SUBTOTAL – RETAIL DISCONTINUED	20,481	4,879	3,975	4,125	4,434	17,413	5,153	3,881	3,551	12,585
TOTAL – RETAIL NET OPERATING INCOME	31,729	8,430	7,443	7,672	8,038	31,583	8,658	7,415	7,168	23,241

OTHER DISCONTINUED OPERATIONS:
LAKESIDE RANCH BUSINESS PARK—BUILDING 20	1,265	372	382	373	285	1,412	(1)	1	—	—
KING MILL DISTRIBUTION PARK—BUILDING 3	1,785	537	529	534	429	2,029	2	(1)	—	1
JEFFERSON MILL BUSINESS PARK—BUILDING A	575	141	—	—	—	141	—	—	—	—

SUBTOTAL – OTHER DISCONTINUED	3,625	1,050	911	907	714	3,582	1	—	—	1
										—

OTHER CONSOLIDATED NET OPERATING INCOME	96	1	—	—	—	1	—	—	—	—

TOTAL – OTHER NET OPERATING INCOME	3,721	1,051	911	907	714	3,583	1	—	—	1
TOTAL NET OPERATING INCOME	108,242	28,089	27,134	27,427	27,903	110,553	29,257	27,428	27,620	84,305

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS – SUPPLEMENTAL DETAIL(1)

($ in thousands, except per share amounts and percentages)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 YTD
SALES LESS COST OF SALES

LOT SALES LESS COST OF SALES – CONSOLIDATED	574	46	4	7	17	74	385	119	378	882
LOT SALES LESS COST OF SALES – UNCONSOLIDATED	1,872	180	394	512	487	1,573	—	—	—	—

SUBTOTAL—LOT SALES LESS COST OF SALES	2,446	226	398	519	504	1,647	385	119	378	882

TRACT SALES LESS COST OF SALES – CONSOLIDATED	1,697	—	—	—	3,258	3,258	—	(30)	—	(30)
TRACT SALES LESS COST OF SALES – UNCONSOLIDATED	3,607	20	27	167	67	281	—	—	—	—
OUTPARCEL SALES LESS COST OF SALES – CONSOLIDATED	4,670	50	—	—	—	50	—	—	—	—
OUTPARCEL SALES LESS COST OF SALES – UNCONSOLIDATED	82	—	—	—	—	—	—	—	—	—

SUBTOTAL—TRACT AND OUTPARCEL SALES LESS COST OF SALES	10,056	70	27	167	3,325	3,589	—	(30)	—	(30)

OTHER – CONSOLIDATED	7,425	2,157	20	—	—	2,177	—	55	—	55
OTHER – UNCONSOLIDATED	473	17	33	(2)	25	73	(1)	(2)	—	(3)

SUBTOTAL – OTHER SALES LESS COST OF SALES	7,898	2,174	53	(2)	25	2,250	(1)	53	—	52

TOTAL SALES LESS COST OF SALES	20,400	2,470	478	684	3,854	7,486	384	142	378	904

FEE INCOME

DEVELOPMENT FEES	2,013	532	612	994	712	2,850	525	640	5,278	6,443
MANAGEMENT FEES (4)	9,662	2,377	2,176	2,198	2,106	8,857	2,099	2,051	1,944	6,094
LEASING & OTHER FEES	2,768	476	647	717	274	2,114	232	95	121	448

TOTAL – FEE INCOME	14,443	3,385	3,435	3,909	3,092	13,821	2,856	2,786	7,343	12,985

THIRD PARTY MANAGEMENT AND LEASING REVENUES
DEVELOPMENT FEES	1,239	249	271	266	588	1,374	314	272	296	882
MANAGEMENT FEES (5)	13,539	3,359	3,341	3,136	3,226	13,062	3,396	3,452	3,553	10,401
LEASING & OTHER FEES	4,199	480	993	1,996	1,454	4,923	1,001	2,305	940	4,246

TOTAL – THIRD PARTY MANAGEMENT AND LEASING REVENUES	18,977	4,088	4,605	5,398	5,268	19,359	4,711	6,029	4,789	15,529

OTHER INCOME

TERMINATION FEES	562	452	369	368	437	1,626	234	22	2,975	3,231
INTEREST AND OTHER INCOME – CONTINUING OPERATIONS	715	111	203	96	52	462	1,098	91	95	1,284
INTEREST AND OTHER INCOME – DISCONTINUED OPERATIONS	35	8	72	(16)	52	116	175	(1)	259	433

TOTAL INTEREST INCOME & OTHER	1,312	571	644	448	541	2,204	1,507	112	3,329	4,948

TOTAL FEE AND OTHER INCOME	34,732	8,044	8,684	9,755	8,901	35,384	9,074	8,927	15,461	33,462

GAIN ON SALE OF THIRD PARTY MANAGEMENT AND LEASING BUSINESS	—	—	—	—	—	—	—	—	7,384	7,384

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,393)	(4,093)	(4,080)	(4,241)	(4,171)	(16,585)	(4,300)	(4,607)	(4,260)	(13,167)

REIMBURSED EXPENSES	(6,297)	(1,512)	(1,371)	(1,866)	(1,459)	(6,208)	(1,376)	(1,357)	(1,235)	(3,968)

SEPARATION EXPENSES	(1,045)	(101)	(77)	(15)	(4)	(197)	(213)	(79)	(574)	(866)

GENERAL AND ADMINISTRATIVE EXPENSES	(28,517)	(7,400)	(6,133)	(4,295)	(6,338)	(24,166)	(6,623)	(5,645)	(5,255)	(17,523)

LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	(9,827)	—	—	(74)	—	(74)	(94)	—	—	(94)

COUSINS PROPERTIES INCORPORATED

FUNDS FROM OPERATIONS – SUPPLEMENTAL DETAIL(1)

($ in thousands, except per share amounts and percentages)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 YTD
INTEREST EXPENSE
CONSOLIDATED DEBT:
THE AMERICAN CANCER SOCIETY CENTER	(8,982)	(2,215)	(2,240)	(2,264)	(2,260)	(8,979)	(2,230)	(2,223)	(2,242)	(6,695)
TERMINUS 100	(11,135)	(1,842)	(1,835)	(1,829)	(1,822)	(7,328)	(1,816)	(1,808)	(1,802)	(5,426)
191 PEACHTREE TOWER	—	—	—	—	—	—	(28)	(891)	(891)	(1,810)
UNSECURED CREDIT FACILITY	(5,235)	(1,475)	(1,480)	(1,665)	(1,585)	(6,205)	(1,648)	(777)	(725)	(3,150)
MERIDIAN MARK PLAZA	(1,763)	(409)	(408)	(407)	(406)	(1,630)	(404)	(403)	(402)	(1,209)
THE POINTS AT WATERVIEW	(983)	(242)	(240)	(239)	(237)	(958)	(235)	(234)	(232)	(701)
MAHAN VILLAGE	—	—	—	—	—	—	—	(20)	(43)	(63)
100 NORTH POINT CENTER EAST	(679)	(169)	(168)	(167)	(167)	(671)	(166)	(4)	—	(170)
200 NORTH POINT CENTER EAST	(679)	(169)	(168)	(167)	(167)	(671)	(166)	(4)	—	(170)
600 UNIVERSITY PARK PLACE	(933)	(230)	(229)	(100)	—	(559)	—	—	—	—
333 & 555 NORTH POINT CENTER EAST	(1,906)	(471)	(317)	—	—	(788)	—	—	—	—
LAKESHORE PARK PLAZA	(1,112)	(275)	(273)	—	—	(548)	—	—	—	—
OTHER	(235)	(47)	—	—	—	(47)	(1)	—	—	(1)
UNSECURED TERM LOAN	(3,538)	—	—	—	—	—	—	—	—	—
CAPITALIZED	—	—	—	237	363	600	426	489	544	1,459

SUBTOTAL – CONSOLIDATED	(37,180)	(7,544)	(7,358)	(6,601)	(6,281)	(27,784)	(6,268)	(5,875)	(5,793)	(17,936)

UNCONSOLIDATED DEBT:
THE AVENUE MURFREESBORO	(1,409)	(458)	(417)	(484)	(453)	(1,812)	(444)	(437)	(438)	(1,319)
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	(1,472)	(364)	(361)	(359)	(357)	(1,441)	(355)	(353)	(351)	(1,059)
TERMINUS 200	(155)	(89)	(93)	(98)	(113)	(393)	(126)	(129)	(129)	(384)
THE AVENUE EAST COBB	(246)	(49)	(49)	(49)	(49)	(196)	(49)	(48)	(48)	(145)
TEN PEACHTREE PLACE	(752)	(184)	(183)	(182)	(181)	(730)	(180)	(80)	—	(260)
TEMCO ASSOCIATES	(109)	(26)	(26)	(25)	(21)	(98)	(25)	(15)	—	(40)
CL REALTY	(109)	(22)	(18)	(15)	(6)	(61)	—	—	—	—

SUBTOTAL – UNCONSOLIDATED	(4,252)	(1,192)	(1,147)	(1,212)	(1,180)	(4,731)	(1,179)	(1,062)	(966)	(3,207)

TOTAL INTEREST EXPENSE	(41,432)	(8,736)	(8,505)	(7,813)	(7,461)	(32,515)	(7,447)	(6,937)	(6,759)	(21,143)

IMPAIRMENT LOSSES
IMPAIRMENT LOSS – CONSOLIDATED	(2,554)	(3,508)	—	—	(96,623)	(100,131)	—	—	(488)	(488)
IMPAIRMENT LOSS – OTHER	(3,746)	—	—	—	—	—	—	—	—	—
IMPAIRMENT LOSS – UNCONSOLIDATED INVESTMENTS	—	—	(250)	—	(28,753)	(29,003)	—	—	—	—

TOTAL – IMPAIRMENT LOSSES	(6,300)	(3,508)	(250)	—	(125,376)	(129,134)	—	—	(488)	(488)

OTHER EXPENSES
NONCONTROLLING INTERESTS	(2,540)	(581)	(681)	(613)	(212)	(2,087)	(574)	(631)	(608)	(1,813)
PROPERTY TAXES & OTHER HOLDING COSTS	(3,158)	(803)	(555)	(522)	(514)	(2,394)	(433)	(320)	(518)	(1,271)
PREDEVELOPMENT & OTHER	(1,258)	(59)	(117)	(266)	(1,600)	(2,042)	(265)	(143)	(1,747)	(2,155)
OTHER – UNCONSOLIDATED	914	43	—	(413)	(97)	(467)	(279)	(138)	(167)	(584)

TOTAL – OTHER EXPENSES	(6,042)	(1,400)	(1,353)	(1,814)	(2,423)	(6,990)	(1,551)	(1,232)	(3,040)	(5,823)

INCOME TAX (PROVISION) BENEFIT	1,079	64	(27)	180	(31)	186	(27)	(33)	(60)	(120)

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS
CONSOLIDATED	(1,884)	(563)	(372)	(388)	(365)	(1,688)	(364)	(223)	(256)	(843)
DISCONTINUED OPERATIONS	(5)	—	—	—	—	—	—	—	—	—
SHARE OF UNCONSOLIDATED JOINT VENTURES	(22)	(5)	(5)	(5)	(5)	(20)	(5)	(5)	(5)	(15)

TOTAL – NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	(1,911)	(568)	(377)	(393)	(370)	(1,708)	(369)	(228)	(261)	(858)

PREFERRED STOCK DIVIDENDS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(3,227)	(3,226)	(9,680)

FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	25,685	52,325
WEIGHTED AVERAGE SHARES – BASIC	101,440	103,515	103,659	103,715	103,712	103,651	104,000	104,165	104,193	104,120
WEIGHTED AVERAGE SHARES – DILUTED	101,440	103,530	103,684	103,718	103,712	103,655	104,000	104,165	104,203	104,125
FFO PER SHARE – BASIC AND DILUTED	0.32	0.08	0.11	0.14	(1.06)	(0.74)	0.13	0.13	0.25	0.50

(1)	Amounts may differ slightly from other schedules contained herein due to rounding.
(2)	The Company receives an 11.46% current return on its $10.4 million investment in Gateway Village. Upon liquidation of the venture, the Company will receive up to a 17% internal rate of return on its investment.
(3)	The Company receives a 16.00% current return on its $14.9 million original investment in CW Investments. CW Investments has an investment in four retail properties: Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village and Highland City Town Center.
(5)	Management Fees related to third party management fee revenues include reimbursed expenses that are included in the “Third Party Management and Leasing Expenses” line item.

COUSINS PROPERTIES INCORPORATED

PORTFOLIO LISTING

OPERATING PROPERTIES

As of and For the Three Months ended September 30, 2012

					Company Share
							Property
				Company’s		% of Total	Level
		Metropolitan	Rentable	Ownership	Percent	Net Operating	Debt
	Property Description	Area	Square Feet	Interest	Leased	Income (3)	($000)
I.	OFFICE PROPERTIES
	Terminus 100	Atlanta	655,000	100.00%	96%	14%	136,651
	191 Peachtree Tower	Atlanta	1,221,000	100.00%	87%	14%	100,000
	The American Cancer Society Center	Atlanta	996,000	100.00%	83%	10%	134,615
	Promenade (2)	Atlanta	775,000	91.05%	69%	8%	—
	Meridian Mark Plaza	Atlanta	160,000	100.00%	98%	4%	26,286
	Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	50.00%	99%	3%	23,393
	555 North Point Center East	Atlanta	152,000	100.00%	94%	0%	—
	333 North Point Center East	Atlanta	130,000	100.00%	98%	2%	—
	200 North Point Center East	Atlanta	130,000	100.00%	100%	1%	—
	100 North Point Center East	Atlanta	128,000	100.00%	84%	1%	—
	Inhibitex	Atlanta	51,000	100.00%	0%	0%	—
	Terminus 200 (1)	Atlanta	566,000	20.00%	88%	2%	14,823
	Cosmopolitan Center (4)	Atlanta	51,000	100.00%	94%	0%	—

	GEORGIA		5,373,000		85%	59%	435,768

	Palisades West (5)	Austin	373,000	50.00%	100%	6%	—
	2100 Ross Avenue	Dallas	844,000	100.00%	67%	3%	—
	The Points at Waterview	Dallas	203,000	100.00%	90%	2%	15,775

	TEXAS		1,420,000		76%	11%	15,775

	Lakeshore Park Plaza (2)	Birmingham	197,000	100.00%	97%	2%	—
	600 University Park Place (2)	Birmingham	123,000	100.00%	95%	1%	—

	ALABAMA		320,000		96%	3%	—

	Gateway Village (1)	Charlotte	1,065,000	50.00%	100%	1%	36,022
	Presbyterian Medical Plaza	Charlotte	66,000	11.50%	59%	0%	—

	NORTH CAROLINA		1,131,000		99%	1%	36,022

	TOTAL OFFICE PROPERTIES		8,244,000		85%	74%	487,565

II.	RETAIL PROPERTIES(6)
	The Avenue Forsyth	Atlanta	524,000	88.50%	93%	9%	—
	The Avenue Webb Gin	Atlanta	322,000	100.00%	83%	4%	—
	The Avenue West Cobb	Atlanta	256,000	11.50%	95%	0%	—
	North Point MarketCenter	Atlanta	401,000	10.32%	100%	1%	—
	The Avenue East Cobb	Atlanta	230,000	11.50%	86%	1%	4,091
	The Avenue Peachtree City	Atlanta	183,000	11.50%	94%	0%	—

	GEORGIA		1,916,000		90%	15%	4,091

	The Avenue Murfreesboro	Nashville	751,000	50.00%	88%	4%	47,793
	Mt. Juliet Village (1)	Nashville	91,000	50.50%	80%	1%	3,106
	The Shops of Lee Village (1)	Nashville	74,000	50.50%	87%	1%	2,803
	Creek Plantation Village (1)	Chattanooga	78,000	50.50%	93%	0%	3,084

	TENNESSEE		994,000		87%	6%	56,786

	Tiffany Springs MarketCenter	Kansas City	238,000	88.50%	87%	3%	—

	MISSOURI		238,000		87%	3%	—

	Highland City Town Center (1)	Lakeland	96,000	50.50%	87%	1%	5,312
	The Avenue Viera	Viera	332,000	11.50%	97%	1%	—
	Mahan Village (2)	Tallahassee	147,000	100.00%	87%	0%	11,633
	Viera MarketCenter	Viera	178,000	11.50%	96%	0%	—

	FLORIDA		753,000		89%	2%	16,945

	Greenbrier MarketCenter	Chesapeake	376,000	10.32%	100%	0%	—

	VIRGINIA		376,000		100%	0%	—

	Los Altos MarketCenter	Long Beach	157,000	10.32%	100%	0%	—

	CALIFORNIA		157,000		100%	0%	—
	TOTAL RETAIL PROPERTIES		4,434,000		89%	26%	77,822

	TOTAL PORTFOLIO		12,678,000		86%	100%	565,387

(1)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.
(2)	This property is shown as 100% as it is owned through a consolidated joint venture. The joint venture is with a third party who has contributed equity and the joint venture partner may receive distributions from the venture in connection with its equity ownership.
(3)	Calculation is based on amounts for the three months ended September 30, 2012.
(4)	Property was sold on October 4, 2012.
(5)	The Company’s partner in this venture notified the Company of its intent to exercise its option to purchase the Company’s interest in this property. The Company expects this transaction to close in the fourth quarter.
(6)	The Company also owns 75% of Emory Point (Phase 1) an 80,000 square foot rental center which is 78% leased and 443 apartment units which are 22% leased as of September 30, 2012. This property is not shown on this report due to the fact the retail portion was not operational as of September 30, 2012.

COUSINS PROPERTIES INCORPORATED

SAME PROPERTY PERFORMANCE

LEASING AND OCCUPANCY

					Weighted	Weighted	Weighted
		Percent	Percent	Percent	Average	Average	Average
		Leased	Leased	Leased	Occupancy	Occupancy	Occupancy
	Property Description	3Q11	2Q 12	3Q12	3Q 11 (1)	2Q 12 (1)	3Q 12 (1)
I.	OFFICE PROPERTIES
	Terminus 100	97%	96%	96%	97%	96%	94%
	191 Peachtree Tower	80%	85%	87%	79%	78%	82%
	The American Cancer Society Center	91%	84%	83%	91%	83%	84%
	Meridian Mark Plaza	97%	98%	98%	97%	97%	97%
	Emory University Hospital Midtown Medical Office Tower	100%	98%	99%	100%	95%	96%
	555 North Point Center East	98%	94%	94%	98%	66%	64%
	333 North Point Center East	98%	98%	98%	98%	98%	98%
	200 North Point Center East	88%	88%	100%	96%	88%	87%
	100 North Point Center East	89%	84%	84%	93%	83%	83%
	Terminus 200	87%	88%	88%	45%	87%	88%
	Cosmopolitan Center	94%	94%	94%	89%	94%	94%

	GEORGIA – Company Share (2)	89%	89%	89%	88%	85%	86%

	Palisades West	99%	99%	100%	97%	99%	99%
	The Points at Waterview	84%	90%	90%	84%	90%	90%

	TEXAS – Company Share (2)	91%	94%	95%	90%	94%	94%

	Lakeshore Park Plaza	95%	94%	97%	90%	95%	96%
	600 University Park Place	89%	95%	95%	80%	93%	94%

	ALABAMA – Company Share (2)	93%	94%	96%	86%	94%	95%

	Gateway Village	100%	100%	100%	100%	100%	100%
	Presbyterian Medical Plaza	84%	57%	59%	78%	80%	60%

	NORTH CAROLINA – Company Share (2)	100%	99%	99%	100%	100%	99%

	TOTAL OFFICE PROPERTIES – Company Share (2)	91%	91%	91%	89%	88%	89%

II.	RETAIL PROPERTIES
	The Avenue Forsyth	91%	90%	93%	72%	89%	91%
	The Avenue Webb Gin	91%	81%	83%	89%	82%	81%
	The Avenue West Cobb	97%	96%	95%	97%	95%	96%
	North Point MarketCenter	100%	100%	100%	91%	98%	100%
	The Avenue East Cobb	85%	87%	86%	89%	86%	86%
	The Avenue Peachtree City	93%	90%	94%	91%	88%	89%

	GEORGIA – Company Share (2)	91%	87%	90%	80%	87%	88%

	The Avenue Murfreesboro	87%	87%	88%	86%	87%	87%
	Mt. Juliet Village	80%	80%	80%	77%	80%	80%
	The Shops of Lee Village	81%	87%	87%	79%	79%	83%
	Creek Plantation Village	93%	93%	93%	91%	93%	93%

	TENNESSEE – Company Share (2)	86%	87%	87%	85%	86%	87%

	Tiffany Springs MarketCenter	83%	85%	87%	83%	83%	84%

	MISSOURI – Company Share (2)	83%	85%	87%	83%	83%	84%

	Highland City Town Center	87%	87%	87%	87%	87%	87%
	The Avenue Viera	96%	95%	97%	96%	94%	95%
	Viera MarketCenter	99%	94%	96%	96%	94%	95%

	FLORIDA – Company Share (2)	93%	91%	92%	92%	91%	91%

	Greenbrier MarketCenter	100%	100%	100%	100%	100%	100%

	VIRGINIA – Company Share (2)	100%	100%	100%	100%	100%	100%
	Los Altos MarketCenter	100%	99%	100%	87%	79%	99%
	CALIFORNIA - Company Share (2)	100%	99%	100%	87%	79%	99%

	TOTAL RETAIL PROPERTIES – Company Share (2)	89%	88%	89%	83%	87%	88%

	TOTAL PORTFOLIO – Company Share (2)	90%	90%	91%	88%	88%	88%

(1)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(2)	Company Share represents the applicable percentage weighted for the Company’s ownership interest.

COUSINS PROPERTIES INCORPORATED

SAME PROPERTY PERFORMANCE (1)

NET OPERATING INCOME

($ in thousands)

	Three Months Ended			Q3 ‘12 vs.	Q3 ‘12 vs.
	September 30,	September 30,	June 30,	Q3 ‘11	Q2 ‘12
	2012	2011	2012	% Change	% Change
Rental Property Revenues (2)
Office	29,440	29,573	28,908	-0.5%	1.8%
Retail	9,758	9,569	9,873	2.0%	-1.2%

Total Rental Property Revenues	39,198	39,142	38,781	0.1%	1.1%

Rental Property Operating Expenses (2)
Office	12,107	12,510	11,719	-3.2%	3.3%
Retail	2,645	2,880	2,862	-8.2%	-7.6%

Total Rental Property Operating Expenses	14,752	15,390	14,581	-4.1%	1.2%

Same Property Net Operating Income
Office	17,333	17,063	17,188	1.6%	0.8%
Retail	7,113	6,689	7,011	6.4%	1.5%

Total Same Property Net Operating Income	24,446	23,752	24,199	2.9%	1.0%

	Three Months Ended			Q3 ‘12 vs.	Q3 ‘12 vs.
	September 30,	September 30,	June 30,	Q3 ‘11	Q2 ‘12
	2012	2011	2012	% Change	% Change
Cash Basis Same Property Net Operating Income (3)
Office	16,426	14,557	16,140	12.8%	1.8%
Retail	6,850	6,458	6,736	6.1%	1.7%

Total Cash Basis Same Property Net Operating Income	23,276	21,016	22,876	10.8%	1.7%

	Nine Months Ended
	September 30,
	2012	2011	% Change
Rental Property Revenues (2)
Office	86,960	86,149		0.9%
Retail	29,344	28,337		3.6%

Total Rental Property Revenues	116,304	114,486		1.6%

Rental Property Operating Expenses
Office	34,822	35,699	–	2.5%
Retail	8,097	8,276	–	2.2%

Total Rental Property Operating Expenses	42,919	43,975	–	2.4%

Same Property Net Operating Income
Office	52,138	50,451		3.3%
Retail	21,247	20,061		5.9%

Total Same Property Net Operating Income	73,385	70,512		4.1%

	Nine Months Ended
	September 30,
	2012	2011	% Change
Cash Basis Same Property Net Operating Income (3)
Office	48,867	43,712	11.8%
Retail	20,476	19,224	6.5%

Total Cash Basis Same Property Net Operating Income	69,343	62,936	10.2%

(1)	Same Properties include those office and retail properties that were operational on January 1, 2011, excluding properties subsequently sold.
(2)	Rental Property Revenues and Expenses includes results for the Company and its share of unconsolidated joint ventures.
(3)	Cash Basis Same Property Net Operating Income includes that of the Company and its share of unconsolidated joint ventures. It represents Net Operating Income excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED

SQUARE FEET EXPIRING

As of September 30, 2012

OFFICE

As of September 30, 2012, the Company’s office portfolio included 20 commercial office buildings. The weighted average remaining lease term of these office buildings was approximately seven years as of September 30, 2012. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2021 &
	2012	2013	2014	2015	2016	2017	2018	2019	2020	Thereafter	Total
Company Share
Square Feet Expiring	131,430	300,445	405,501	489,826	870,000	658,052	379,081	340,982	278,454	1,957,322	5,811,093
% of Leased Space	2%	5%	7%	8%	15%	11%	7%	6%	5%	34%	100%
Annual Contractual Rent ($000’s) (1)	$1,619	$6,516	$8,139	$10,848	$16,487	$15,882	$10,352	$8,326	$7,209	$48,680	$134,058
Annual Contractual Rent/Sq. Ft. (1)	$12.32	$21.69	$20.07	$22.15	$18.95	$24.13	$27.31	$24.42	$25.89	$24.87	$23.07

RETAIL

As of September 30, 2012, the Company’s retail portfolio included 17 retail properties. The weighted average remaining lease term of these retail properties was approximately eight years as of September 30, 2012. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2021 &
	2012	2013	2014	2015	2016	2017	2018	2019	2020	Thereafter	Total
Company Share
Square Feet Expiring (2)	25,777	73,861	93,255	71,045	134,424	149,062	338,235	301,904	63,963	538,910	1,790,436
% of Leased Space	1%	4%	5%	4%	8%	8%	19%	17%	4%	30%	100%
Annual Contractual Rent ($000’s) (1)	$335	$1,675	$1,847	$1,452	$2,750	$3,432	$7,356	$6,711	$1,170	$7,917	$34,645
Annual Contractual Rent/Sq. Ft. (1)	$12.99	$22.67	$19.81	$20.43	$20.46	$23.02	$21.75	$22.23	$18.29	$14.69	$19.35

(1)	Annual Contractual Rent shown is the estimated rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which, in most of the office leases, includes a base year of operating expenses.
(2)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

COUSINS PROPERTIES INCORPORATED

TOP 20 TENANTS

As of September 30, 2012

	Tenant (1)	Product Type	Company Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years)
1.	Deloitte & Touche	Office	4.3%	10.1
2.	American Cancer Society	Office	3.6%	9.8
3.	Smith, Gambrell & Russell, LLP	Office	3.3%	8.8
4.	CB Richard Ellis, Inc.	Office	2.9%	7.6
5.	US South Communications	Office	2.3%	8.9
6.	Internap Network Services	Office	2.3%	7.6
7.	Bank of America (3)	Office	2.0%	4.2
8.	MedAssets Net Revenue Systems, LLC	Office	1.9%	2.5
9.	Dimensional Fund Advisors	Office	1.9%	11.0
10.	Morgan Stanley	Office	1.7%	6.0
11.	tvsdesign	Office	1.6%	10.8
12.	Emory University	Office	1.4%	4.4
13.	Bombardier Aerospace Corporation	Office	1.4%	10.4
14.	Wells Fargo Bank, N.A.	Office	1.3%	3.5
15.	Northside Hospital	Office	1.2%	2.2
16.	Georgia Lottery Corporation	Office	1.2%	10.7
17.	Premiere Global Services, Inc.	Office	1.2%	5.9
18.	Cumulus Media, Inc.	Office	1.2%	5.2
19.	Children’s Healthcare of Atlanta	Office	1.1%	8.0
20.	Academy Sports	Retail	0.9%	15.1

			38.6%	7.9

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)	Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent.
(3)	A portion of the Company’s economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.

NOTE:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

COUSINS PROPERTIES INCORPORATED

DEVELOPMENT PIPELINE (1)

As of September 30, 2012

($ in thousands)

Project	Metropolitan Area	Company’s Ownership Interest		Estimated Project Cost (2)		Project Cost Incurred to Date (2)		Number of Apartment Units/ Square Feet	Percent Leased	Estimated Opening (3)	Estimated Stabilization(4)
Emory Point (Phase I)	Atlanta, GA	75%		$102,300		$74,092
Apartments								443	22%	3Q 12	2Q 14
Retail								80,000	78%	4Q 12	2Q 13
Mahan Village	Tallahassee, FL	100	%(5)	$25,800	(6)	$23,368	(5)
Retail								147,000	87%	3Q 12	3Q 14

(1)	This schedule shows projects currently under active development through the point of stabilization. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for opening and stabilization are also estimates and are subject to change as the project proceeds through the development process.
(2)	Amount represents 100% of the estimated project cost. The projects are being funded with a combination of equity from the partners and $61.1 million and $15 million of construction loans for Emory Point and Mahan Village, respectively. As of September 30, 2012, $33.5 million and $11.6 million were outstanding under the Emory Point and Mahan Village loans, respectively.
(3)	Estimated opening represents the quarter within which the Company estimates the first retail space to be open for operations and the quarter the Company estimates the first apartment unit to be occupied.
(4)	Estimated stabilization represents the quarter within which the Company estimates it will achieve 95% economic occupancy on the retail space and 93% on the apartments.
(5)	Company’s ownership interest is shown at 100% as Mahan Village is owned in a joint venture which is consolidated with the Company. The Company receives a preferred return on cash flows from the venture and receives its contributed capital and an IRR look-back prior to any distributions to the partner related to its capital.

COUSINS PROPERTIES INCORPORATED

INVENTORY OF COMMERCIAL LAND HELD

As of September 30, 2012

		Company’s	Developable
	Metropolitan	Ownership	Land Area
Property Description	Area	Interest	(Acres)
Jefferson Mill Business Park	Atlanta	100.00%	117
King Mill Distribution Park	Atlanta	100.00%	86
Wildwood Office Park	Atlanta	50.00%	36
North Point	Atlanta	100.00%	38
Wildwood Office Park	Atlanta	100.00%	23
The Avenue Forsyth-Adjacent Land (1)	Atlanta	100.00%	11
The Avenue Forsyth-Outparcels (2) (4)	Atlanta	100.00%	6
Terminus	Atlanta	100.00%	4
615 Peachtree Street (5)	Atlanta	100.00%	2
The Avenue Webb Gin -Outparcels (2) (4)	Atlanta	100.00%	2
549 / 555 / 557 Peachtree Street	Atlanta	100.00%	1

Georgia			326

Round Rock	Austin	100.00%	60
Research Park V	Austin	100.00%	6

Texas			66

Highland City Town Center -Outparcels, Adjacent Land (1) (2) (3)	Lakeland	50.50%	55

Florida			55

The Shops of Lee Village-Outparcels (2) (3)	Nashville	50.50%	6
The Avenue Murfreesboro-Outparcels (2) (3)	Nashville	50.00%	5

Tennessee			11

Tiffany Springs MarketCenter-Outparcels (2)	Kansas City	100.00%	12

Missouri			12

TOTAL COMMERCIAL LAND HELD			470

COMPANY’S SHARE OF TOTAL			419

COST BASIS OF COMMERCIAL LAND HELD			$89,455

COMPANY’S SHARE OF COST BASIS OF COMMERCIAL LAND HELD (2)			$63,362

(1)	Land is adjacent to an existing retail center and is anticipated to either be sold to a third party or developed as an additional phase of the retail center.
(2)	Land relates to outparcels available for sale or ground lease.
(3)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.
(4)	This land is included in a contract to sell the related shopping center.
(5)	Property under contract to sell; expected closing in fourth quarter of 2012.

COUSINS PROPERTIES INCORPORATED

INVENTORY OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS

As of September 30, 2012

		Company’s	Lots			Tracts (2)
		Ownership	Estimated	Total	Remaining	Sold since
Description	Metropolitan Area	Interest	Lot Capacity (1)	Sold	to be Sold	Inception	Remaining
Callaway Gardens (3)	Atlanta	100.00%	559	31	528	—	—
The Lakes at Cedar Grove	Atlanta	100.00%	774	774	—	—	25
Blalock Lakes	Atlanta	100.00%	154	22	132	—	1,205
Longleaf at Callaway	Atlanta	100.00%	138	126	12	—	—
River’s Call	Atlanta	100.00%	107	103	4	—	—
Paulding County	Atlanta	50.00%	—	—	—	918	5,577

Georgia			1,732	1,056	676	918	6,807

Padre Island	Corpus Christi	50.00%	—	—	—	—	15

Texas			—	—	—	—	15

TOTAL LOTS AND TRACTS IN RESIDENTIAL PROJECTS			1,732	1,056	676	918	6,822

COMPANY’S SHARE OF TOTAL			1,732	1,056	676	459	4,026

COST BASIS OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS							$27,508

COMPANY’S SHARE OF COST BASIS OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS							$21,409

(1)	This estimate represents management’s current projection of the total lot capacity for the related residential project, which includes lots sold since inception, current lot inventory and projected future development capacity.
(2)	Tracts represents acres of land that may be sold to third parties in large tracts for residential or commercial development.
(3)	Company’s ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

COUSINS PROPERTIES INCORPORATED

DEBT OUTSTANDING

As of September 30, 2012

($ in thousands)

	Company’s		Rate									Company’s
	Ownership		End of	Maturity	Company’s Share of Debt Maturities and Principal Payments							Share
Description (Interest Rate Base, if not fixed)	Interest		Quarter	Date	2012	2013	2014	2015	2016	Thereafter	Total	Recourse (1)
CONSOLIDATED DEBT

Floating Rate Debt
Mahan Village (LIBOR + 1.65%; $15mm facility)	100.00	%(3)	1.86%	9/12/2014	—	—	11,633	—	—	—	11,633	2,908
Credit Facility, Unsecured (LIBOR + 1.50%-2.10%; $350mm facility) (2)	100.00%		1.71%	2/28/2016	—	—	—	—	93,500	—	93,500	93,500

Total Floating Rate Debt					—	—	11,633	—	93,500	—	105,133	96,408

Fixed Rate Debt
Callaway Gardens	100.00%		4.13%	11/18/2013	—	170	—	—	—	—	170	—
The Points at Waterview	100.00%		5.66%	1/1/2016	124	512	541	573	14,025	—	15,775	—
The American Cancer Society Center (4)	100.00%		6.45%	9/1/2017	372	1,528	1,632	1,741	1,834	127,508	134,615	—
191 Peachtree Tower	100.00%		3.35%	10/1/2018	—	—	—	—	1,305	98,695	100,000	—
Meridian Mark Plaza	100.00%		6.00%	8/1/2020	91	381	405	430	456	24,523	26,286	—
Terminus 100	100.00%		5.25%	1/1/2023	528	2,182	2,300	2,424	2,554	126,663	136,651	—

Total Fixed Rate Debt					1,115	4,773	4,878	5,168	20,174	377,389	413,497	—

TOTAL CONSOLIDATED DEBT					1,115	4,773	16,511	5,168	113,674	377,389	518,630	96,408

UNCONSOLIDATED DEBT

Floating Rate Debt
The Avenue Murfreesboro (LIBOR + 3.0%; $113.2mm facility)	50.00%		3.21%	7/20/2013	—	47,793	—	—	—	—	47,793	26,220
Terminus 200 (LIBOR + 2.5%; $92mm facility)	20.00%		2.71%	12/31/2013	—	14,823	—	—	—	—	14,823	—
Emory Point (LIBOR + 1.85%, $61.1mm facility)	75.00%		2.06%	6/28/2014	—	—	25,144	—	—	—	25,144	11,456
Highland City Town Center (LIBOR + 2.65%)	50.50	%(3)	2.86%	1/1/2016	26	109	116	123	4,938	—	5,312	—
Creek Plantation Village (LIBOR + 2.65%)	50.50	%(3)	2.86%	1/1/2016	15	64	67	71	2,867	—	3,084	—
Mt. Juliet Village (LIBOR + 2.85%; $9.2mm facility)	50.50	%(3)	3.06%	1/1/2016	—	51	58	62	2,935	—	3,106	1,538
The Shops of Lee Village (LIBOR + 2.85%; $7.1mm facility)	50.50	%(3)	3.06%	1/1/2016	—	46	53	56	2,648	—	2,803	1,388

Total Floating Rate Debt					41	62,886	25,438	312	13,388	—	102,065	40,602

Fixed Rate Debt
Emory University Hospital Midtown Medical Office Tower	50.00%		5.90%	6/1/2013	145	23,248	—	—	—	—	23,393	—
Gateway Village (5)	50.00%		6.41%	12/1/2016	1,901	7,917	8,439	8,997	8,768	—	36,022	—
The Avenue East Cobb	11.50%		4.52%	12/1/2017	18	74	78	81	85	3,755	4,091	—

Total Fixed Rate Debt					2,064	31,239	8,517	9,078	8,853	3,755	63,506	—

TOTAL UNCONSOLIDATED DEBT					$2,105	$94,125	$33,955	$9,390	$22,241	$3,755	$165,571	$40,602

TOTAL DEBT					$3,220	$98,898	$50,466	$14,558	$135,915	$381,144	$684,201	$137,010

TOTAL MATURITIES (6)					$—	$86,034	$36,776	$—	$120,913	$359,104	$602,828

% OF MATURITIES					0%	14%	6%	0%	20%	60%	100%

	Floating and Fixed Rate Debt Analysis
	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)

Floating Rate Debt	$207,198	30%	2.26%	2.4
Fixed Rate Debt	477,003	70%	5.36%	6.5

Total Debt	$684,201	100%	4.42%	5.3

(1)	Non-recourse loans are subject to customary carve-outs.
(2)	Total borrowing capacity of the Credit Facility at September 30, 2012 was $350.0 million based on certain covenant calculations. The spread over LIBOR at September 30, 2012 was 1.50% based on covenant calculations.
(3)	The ownership percentage of the venture holding these loans and the allocation of results of operations and/or gain or loss on property sales may be disproportionate.
(4)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(5)	Gateway Village debt is non-recourse to the Company and the Company receives an 11.46% current return on its $10.4 million investment in Gateway Village. Upon liquidation of the venture, the Company may receive up to a 17% internal rate of return on its investment.
(6)	Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

COUSINS PROPERTIES INCORPORATED

JOINT VENTURE INFORMATION

As of September 30, 2012

Cash Flows to Cousins
Unconsolidated Joint Ventures	Properties	Operating	Capital Transactions/Other	GAAP Accounting

CP Venture Five	The Avenue West Cobb, The Avenue East Cobb, The Avenue Peachtree City, The Avenue Viera, Viera MarketCenter	11.5% of operating cash flows.	11.5% of proceeds.	Recognize 11.5% of net income from venture.

Charlotte Gateway Village LLC	Gateway Village	Preferred return on investment of 11.46%.	Cousins receives 50% of proceeds after partner receives distributions equal to Cousins. Cousins distributions are capped at a cumulative 17% IRR.	Recognize 11.46% of invested capital each period.

CF Murfreesboro Associates	The Avenue Murfreesboro	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

Palisades West LLC	Palisades West	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture. Net income includes non-cash deferred income of $443,000 per quarter.

CP Venture Two LLC	Presbyterian Medical Plaza, Greenbrier MarketCenter, Los Altos MarketCenter, North Point MarketCenter	10.4% of operating cash flows.	10.4% of proceeds.	Recognize 10.4% of net income from venture.

MSREF/Cousins Terminus 200 LLC	Terminus 200	20% of operating cash flows until Morgan Stanley receives a 15% IRR. Then, 30% of operating cash flows until Morgan Stanley receives a 20% IRR. Thereafter, 40% of operating cash flows.	Same as operating cash flows.	Recognize 20% of net income from venture.

CL Realty	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

Cousins Watkins LLC	Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village, Highland City Town Center	Preferred return of 9%, 39.65% of remaining operating cash flows.	Cousins receives all proceeds until it receives a 16% IRR. Then, Watkins receives their unreturned capital. Thereafter, 39.65% of remaining proceeds.	Recognize net income equal to 16% of investment.

Temco Associates LLC	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

EP I LLC	Emory Point	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.

Crawford Long-CPI, LLC	Emory University Hospital Midtown Medical Office Tower	50% of Operating Cash Flows.	50% of proceeds.	Recognize 50% of net income from venture.

Wildwood Associates	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

Consolidated Joint Ventures

CP Venture Six	The Avenue Forsyth, Tiffany Springs MarketCenter, Promenade	Cousins receives all operating cash flow after partner receives preferred return of 6.5%.	Cousins receives 88.5% of
proceeds from non-
liquidating capital
transactions. Upon
liquidation, Cousins
receives proceeds equal to
an 8.5% IRR after partner
receives an 8.5% IRR.
Thereafter, Cousins
receives 88.5% of
proceeds.	Recognize revenues and
expenses as if a wholly-
owned property.
Recognize minority
interest for operating cash
flows based on amounts
earned by partner.
Recognize additional
minority interest to arrive
at 8.5% IRR as assets are
sold.

Cousins/Callaway LLC	Land	Cousins receives the first
$1.5 million of cash flow;
77% of the next $17.7
million of cash flow; 50%
of remaining cash flow
until it receives an IRR of
20%; 40% of remaining
until it receives an IRR of
		25%; 25% of remainder.	Same as operating cash flow.	Recognize revenues and expenses as if a wholly- owned property. Recognize minority interest based on amounts earned by partner.

Cousins/Daniel LLC	Lakeshore Park Plaza, 600 University Park Place	Through preferred returns, Cousins receives all operating cash flows.	Cousins receives all capital proceeds.	Recognize revenues and expenses as if a wholly- owned property. No minority interest currently recorded.

Mahan Village LLC	Mahan Village	Cousins receives preferred return of 9% and receives 87% of remainder after partner receives 9% preferred return.	Cousins receives all proceeds until it obtains a 16% IRR. Cousins receives 75% of remaining proceeds after partner receives its investment and a 9% preferred return.	Recognize revenues and expenses as if a wholly- owned property. Recognize minority interest based on amounts earned by partner.

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 YTD
2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	5,363	1,896	6,357	5,821	2,528	16,602	1,933	2,393	4,825	9,150
SECOND GENERATION BUILDING IMPROVEMENTS	624	25	24	35	380	464	155	730	137	1,021

	5,987	1,921	6,381	5,856	2,908	17,067	2,087	3,122	4,962	10,171

RETAIL:
SECOND GENERATION LEASING RELATED COSTS	2,613	51	44	372	1,607	2,074	246	64	116	425

TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	8,600	1,972	6,425	6,228	4,515	19,140	2,333	3,186	5,077	10,597

NET OPERATING INCOME:
OFFICE CONSOLIDATED PROPERTIES	55,763	13,946	14,222	14,346	15,560	58,074	16,676	16,618	17,246	50,540
RETAIL CONSOLIDATED PROPERTIES	3,311	856	872	900	876	3,504	897	868	946	2,711
OTHER RENTAL OPERATIONS – CONSOLIDATED	96	1	—	—	—	1	—	—	—	—

NET OPERATING INCOME – CONSOLIDATED	59,170	14,803	15,094	15,247	16,437	61,581	17,573	17,486	18,192	53,251

RENTAL PROPERTY REVENUES	102,636	25,436	26,344	27,022	27,716	106,518	29,803	30,451	32,592	92,846
RENTAL PROPERTY OPERATING EXPENSES	(43,466)	(10,633)	(11,250)	(11,775)	(11,279)	(44,937)	(12,230)	(12,965)	(14,400)	(39,595)

NET OPERATING INCOME – CONSOLIDATED	59,170	14,803	15,094	15,247	16,437	61,581	17,573	17,486	18,192	53,251

INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	45,692	10,857	10,344	10,519	8,450	40,170	7,689	6,224	5,055	18,968
RENTAL PROPERTY OPERATING EXPENSES	(16,799)	(3,624)	(4,222)	(4,391)	(3,218)	(15,455)	(2,274)	(2,219)	(1,508)	(6,001)

NET OPERATING INCOME	28,893	7,233	6,122	6,128	5,232	24,715	5,415	4,005	3,547	12,967

INTEREST AND OTHER INCOME (EXPENSE)	80	8	72	(16)	52	116	175	(1)	259	433
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(5)	—	—	—	—	—	—	—	—	—

FFO FROM DISCONTINUED OPERATING PROPERTIES	28,968	7,241	6,194	6,112	5,284	24,831	5,590	4,004	3,806	13,400

THIRD PARTY MANAGEMENT AND LEASING REVENUES	18,977	4,088	4,605	5,398	5,268	19,359	4,711	6,029	4,789	15,529
THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,393)	(4,093)	(4,080)	(4,241)	(4,171)	(16,585)	(4,300)	(4,607)	(4,260)	(13,167)

FFO FROM THIRD PARTY MANAGEMENT AND LEASING	1,584	(5)	525	1,157	1,097	2,774	411	1,422	529	2,362

FFO FROM DISCONTINUED OPERATIONS	30,552	7,236	6,719	7,269	6,381	27,605	6,001	5,426	4,335	15,762

DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(22,937)	(5,067)	(5,004)	(4,650)	(4,428)	(19,149)	(3,660)	(2,387)	(2,575)	(8,622)
IMPAIRMENT LOSSES	—	—	—	—	—	—	—	(12,233)	—	(12,233)

INCOME FROM DISCONTINUED OPERATIONS	7,615	2,169	1,715	2,619	1,953	8,456	2,341	3,039	1,760	(5,093)

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 YTD
RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT
PROPERTY SALES AND COST OF SALES:
CONSOLIDATED:
RESIDENTIAL LOT AND OUTPARCEL SALES – CONSOLIDATED:
RESIDENTIAL LOT SALES	2,514	165	80	165	2,605	3,015	949	535	732	2,216
OUTPARCEL SALES	13,429	—	—	—	—	—	—	—	—	—

TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	15,943	165	80	165	2,605	3,015	949	535	732	2,216

RESIDENTIAL LOT AND OUTPARCEL COST OF SALES – CONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	1,940	119	76	158	2,588	2,941	564	416	354	1,333
OUTPARCEL COST OF SALES	8,759	(50)	—	—	—	(50)	—	—	—	—

TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES-CONSOLIDATED	10,699	69	76	158	2,588	2,891	564	416	354	1,333

TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	1,697	—	—	—	3,258	3,258	—	(30)	—	(30)

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES LESS COST OF SALES – CONSOLIDATED	6,941	96	4	7	3,275	3,382	385	90	378	853

SUMMARY – CONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	574	46	4	7	17	74	385	119	378	882
OUTPARCEL SALES LESS COST OF SALES	4,670	50	—	—	—	50	—	—	—	—
TRACT SALES LESS COST OF SALES	1,697	—	—	—	3,258	3,258	—	(30)	—	(30)

TOTAL CONSOLIDATED SALES LESS COST OF SALES	6,941	96	4	7	3,275	3,382	385	89	378	852

OTHER SALES AND COST OF SALES:
CONSOLIDATED:
OTHER SALES – CONSOLIDATED:
OTHER SALES	34,442	4,657	7	—	—	4,664	—	174	—	174
OTHER COST OF SALES	(27,017)	(2,500)	13	—	—	(2,487)	—	(119)	—	(119)

OTHER SALES LESS COST OF SALES – CONSOLIDATED	7,425	2,157	20	—	—	2,177	—	55	—	55

UNCONSOLIDATED:
OTHER SALES – UNCONSOLIDATED:
OTHER SALES	389	—	—	—	—	—	—	—	—	—
OTHER COST OF SALES	(266)	(5)	—	—	—	(5)	—	—	—	—
OTHER, NET	350	22	33	(2)	25	77	(1)	(2)	—	(3)

OTHER SALES LESS COST OF SALES – SHARE OF UNCONSOLIDATED	473	17	33	(2)	25	72	(1)	(2)	—	(3)

TOTAL OTHER SALES FFO	7,898	2,174	53	(2)	25	2,249	(1)	53	—	52

UNCONSOLIDATED:
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES – UNCONSOLIDATED:
RESIDENTIAL LOT SALES	7,768	1,186	2,229	1,875	2,053	7,343	—	—	—	—
OUTPARCEL SALES	516	—	—	—	—	—	—	—	—	—
TRACT SALES	10,633	572	29	152	41	794	176	—	—	176

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES	18,917	1,758	2,258	2,027	2,093	8,137	176	—	—	176

RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES – UNCONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	5,896	1,006	1,835	1,363	1,566	5,770	—	—	—	—
OUTPARCEL COST OF SALES	434	—	—	—	—	—	—	—	—	—
TRACT COST OF SALES	7,026	552	2	(15)	(26)	513	176	—	—	176

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES	13,356	1,558	1,837	1,348	1,540	6,283	176	—	—	176
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES -UNCONSOLIDATED	5,561	200	421	679	554	1,854	—	—	—	—

SUMMARY – UNCONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	1,872	180	394	512	487	1,573	—	—	—	—
OUTPARCEL SALES LESS COST OF SALES	82	—	—	—	—	—	—	—	—	—
TRACT SALES LESS COST OF SALES	3,607	20	27	167	67	281	—	—	—	—

RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES – SHARE OF UNCONSOLIDATEDS	5,561	200	421	679	554	1,854	—	—	—	—
TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES LESS COST OF SALES	12,502	296	425	686	3,829	5,236	385	89	378	852

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 YTD
INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
NET OPERATING INCOME:
OFFICE PROPERTIES	12,242	3,357	3,322	3,406	3,507	13,592	3,661	3,271	3,211	10,143
RETAIL PROPERTIES	7,937	2,695	2,596	2,647	2,728	10,666	2,608	2,666	2,671	7,945

NET OPERATING INCOME	20,179	6,052	5,918	6,053	6,235	24,258	6,269	5,937	5,882	18,088
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES	5,561	200	421	679	554	1,854	—	—	—	—
OTHER SALES LESS COST OF SALES	473	17	33	(2)	25	73	(1)	(2)	—	(3)
TERMINATION FEES	48	58	—	—	15	73	42	18	—	60
INTEREST EXPENSE	(4,252)	(1,192)	(1,147)	(1,212)	(1,180)	(4,731)	(1,179)	(1,062)	(966)	(3,207)
OTHER EXPENSE	913	43	—	(413)	(97)	(467)	(279)	(138)	(167)	(584)
IMPAIRMENT LOSSES	(3,746)	—	(250)	—	(28,753)	(29,003)	—	—	—	—
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(22)	(5)	(5)	(5)	(5)	(20)	(5)	(5)	(5)	(15)

FUNDS FROM OPERATIONS—UNCONSOLIDATED JOINT VENTURES	19,154	5,173	4,970	5,100	(23,206)	(7,963)	4,847	4,748	4,744	14,339
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	—	—	—	—	—	—	—	7,509	—	7,509
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(9,661)	(2,678)	(2,658)	(2,440)	(2,561)	(10,337)	(2,661)	(2,495)	(2,475)	(7,631)

NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	9,493	2,496	2,312	2,660	(25,767)	(18,299)	2,186	9,762	2,269	14,217

MARKET CAPITALIZATION
COMMON STOCK PRICE AT PERIOD END	8.34	8.35	8.54	5.85	6.41	6.41	7.58	7.75	7.94	7.94
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	103,392	103,631	103,714	103,714	103,702	103,702	104,139	104,215	104,136	104,136

COMMON STOCK CAPITALIZATION	862,289	865,319	885,718	606,727	664,730	664,730	789,374	807,666	826,840	826,840

PREFERRED STOCK-SERIES A-PRICE AT LIQUIDATION VALUE	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827
PREFERRED STOCK-SERIES B-PRICE AT LIQUIDATION VALUE	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775

PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602

DEBT	509,509	496,823	498,034	462,135	539,442	539,442	529,168	461,021	518,630	518,630
SHARE OF UNCONSOLIDATED DEBT	172,325	166,726	163,931	162,022	162,127	162,127	164,217	156,364	165,571	165,571

DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385	617,385	684,201	684,201
TOTAL MARKET CAPITALIZATION	1,713,725	1,698,470	1,717,285	1,400,486	1,535,901	1,535,901	1,652,361	1,594,654	1,680,643	1,680,643

LEVERAGE RATIOS
DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385	617,385	684,201	684,201
TOTAL MARKET CAPITALIZATION	1,713,725	1,698,470	1,717,285	1,400,486	1,535,901	1,535,901	1,652,361	1,594,654	1,680,643	1,680,643
DEBT (2) / TOTAL MARKET CAPITALIZATION	40%	39%	39%	45%	46%	46%	42%	39%	41%	41%

TOTAL ASSETS-CONSOLIDATED	1,371,282	1,335,453	1,337,132	1,294,376	1,235,535	1,235,535	1,199,634	1,135,315	1,199,101	1,199,101
ACCUMULATED DEPRECIATION-CONSOLIDATED	274,925	286,547	298,085	286,399	289,473	289,473	302,782	281,739	294,710	294,710
UNDEPRECIATED ASSETS-UNCONSOLIDATED (2)	485,993	485,029	499,381	507,201	516,686	516,686	467,303	454,388	461,500	461,500
LESS: INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	(167,108)	(165,119)	(179,149)	(181,947)	(160,587)	(160,587)	(141,180)	(140,303)	(139,782)	(139,782)

TOTAL UNDEPRECIATED ASSETS (2)	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107	1,828,539	1,731,139	1,815,529	1,815,529
DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385	617,385	684,201	684,201
UNDEPRECIATED ASSETS (2)	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107	1,828,539	1,731,139	1,815,529	1,815,529
DEBT (2) / TOTAL UNDEPRECIATED ASSETS (2)	35%	34%	34%	33%	37%	37%	38%	36%	38%	38%

DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385	617,385	684,201	684,201
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602

DEBT (2) + PREFERRED	851,436	833,151	831,567	793,759	871,171	871,171	862,987	786,987	853,803	853,803
TOTAL MARKET CAPITALIZATION	1,713,725	1,698,470	1,717,285	1,400,486	1,535,901	1,535,901	1,652,361	1,594,654	1,680,643	1,680,643
DEBT (2) + PREFERRED / TOTAL MARKET CAPITALIZATION	50%	49%	48%	57%	57%	57%	52%	49%	51%	51%

DEBT (2) + PREFERRED	851,436	833,151	831,567	793,759	871,171	871,171	862,987	786,987	853,803	853,803
TOTAL UNDEPRECIATED ASSETS (2)	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107	1,828,539	1,731,139	1,815,529	1,815,529
DEBT (2) + PREFERRED / TOTAL UNDEPRECIATED ASSETS (2)	43%	43%	43%	42%	46%	46%	47%	45%	47%	47%

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 YTD
EBITDA (2)
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	25,685	52,325
INTEREST EXPENSE	41,432	8,736	8,505	7,813	7,461	32,515	7,447	6,937	6,759	21,143
NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	1,911	568	377	393	370	1,708	369	228	261	858
INCOME TAX PROVISION (BENEFIT)	(1,079)	(64)	27	(180)	31	(186)	27	33	60	120
IMPAIRMENT LOSSES	6,300	3,508	250	—	125,376	129,134	—	—	488	488
PREDEVELOPMENT CHARGES	732	—	—	—	937	937	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,827	—	—	74	—	74	94	—	—	94
GAIN ON SALE OF THIRD PARTY BUSINESS	—	—	—	—	—	—	—	—	(7,384)	(7,384)
PARTICIPATION INTEREST INCOME	—	—	—	—	—	—	—	—	(3,366)	(3,366)
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	3,227	3,226	9,680

EBITDA (2)	104,811	24,097	23,282	25,635	27,200	100,214	24,652	23,577	25,729	73,958

COVERAGE RATIOS (2)
EBITDA	104,811	24,097	23,282	25,635	27,200	100,214	24,652	23,577	25,729	73,958
INTEREST EXPENSE	41,432	8,736	8,505	7,813	7,461	32,515	7,447	6,937	6,759	21,143
INTEREST COVERAGE RATIO (2)	2.53	2.76	2.74	3.28	3.65	3.08	3.31	3.40	3.81	3.50

INTEREST EXPENSE	41,432	8,736	8,505	7,813	7,461	32,515	7,447	6,937	6,759	21,143
SCHEDULED PRINCIPAL PAYMENTS	4,399	1,755	1,894	1,650	1,980	7,279	2,123	2,045	1,755	5,923
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	3,227	3,226	9,680

FIXED CHARGES	58,738	13,718	13,626	12,689	12,668	52,701	12,797	12,209	11,740	36,746
EBITDA	104,811	24,097	23,282	25,635	27,200	100,214	24,652	23,577	25,729	73,958
FIXED CHARGES COVERAGE RATIO (2)	1.78	1.76	1.71	2.02	2.15	1.90	1.93	1.93	2.19	2.01

DEBT (2)	681,834	663,549	661,965	624,157	701,569	701,569	693,385	617,385	684,201	684,201
ANNUALIZED EBITDA (3)	111,284	96,388	93,128	102,540	108,800	108,800	98,608	94,308	102,916	102,916
DEBT (2) / ANNUALIZED EBITDA (3)	6.13	6.88	7.11	6.09	6.45	6.45	7.03	6.55	6.65	6.65

DIVIDEND RATIOS
REGULAR COMMON DIVIDENDS:
CASH	12,176	4,653	4,663	4,667	4,667	18,651	4,687	4,686	4,690	14,063
COMMON STOCK	24,282	—	—	—	—	—	—	—	—	—

COMMON DIVIDENDS	36,458	4,653	4,663	4,667	4,667	18,651	4,687	4,686	4,690	14,063
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	25,685	52,325
FFO PAYOUT RATIO	111%	57%	43%	33%	-4%	-24%	35%	36%	18%	27%

FFO BEFORE CERTAIN CHARGES
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	25,685	52,325
IMPAIRMENT LOSSES (2)	6,300	3,508	250	—	125,376	129,134	—	—	488	488
PREDEVELOPMENT & OTHER CHARGES	732	—	—	—	937	937	(1,185)	—	—	(1,185)
LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,827	—	—	74	—	74	94	—	—	94
GAIN ON SALE OF THIRD PARTY BUSINESS	—	—	—	—	—	—	—	—	(7,384)	(7,384)
PARTICIPATION INTEREST INCOME	—	—	—	—	—	—	—	—	(3,366)	(3,366)
SEPARATION CHARGES	1,045	101	77	15	4	197	213	79	574	866

FFO BEFORE CERTAIN CHARGES	50,685	11,731	11,223	14,398	16,115	53,467	12,610	13,231	15,997	41,838
FFO BEFORE CERTAIN CHARGES PAYOUT RATIO	72%	40%	42%	32%	29%	35%	37%	35%	29%	34%

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)

(in thousands, except per share amounts, percentages and ratios)

	2010	2011 1st	2011 2nd	2011 3rd	2011 4th	2011	2012 1st	2012 2nd	2012 3rd	2012 YTD

FAD (2)
FFO	32,781	8,122	10,896	14,309	(110,202)	(76,875)	13,488	13,152	25,685	52,325
FAS 13	(7,936)	(2,637)	(2,885)	(3,095)	(2,459)	(11,076)	(2,686)	(2,152)	(1,823)	(6,661)
ABOVE AND BELOW MARKET RENTS	(90)	(23)	(15)	(15)	27	(26)	108	87	124	319
SECOND GENERATION CAPEX	(8,600)	(1,972)	(6,425)	(6,228)	(4,515)	(19,140)	(2,333)	(3,186)	(5,077)	(10,597)

FAD (2)	16,154	3,490	1,571	4,970	(117,149)	(107,117)	8,577	7,901	18,909	35,386
COMMON DIVIDENDS	36,458	4,653	4,663	4,667	4,667	18,651	4,687	4,686	4,690	14,063
FAD PAYOUT RATIO (2)	226%	133%	297%	94%	-4%	-17%	55%	59%	25%	40%

FAD BEFORE CERTAIN CHARGES
FAD (2)	16,154	3,490	1,571	4,970	(117,149)	(107,117)	8,577	7,901	18,909	35,386
IMPAIRMENT LOSSES (2)	6,300	3,508	250	—	125,376	129,134	—	—	488	488
PREDEVELOPMENT & OTHER CHARGES	732	—	—	—	937	937	(1,185)	—	—	(1,185)
LOSS ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,827	—	—	74	—	74	94	—	—	94
GAIN ON SALE OF THIRD PARTY BUSINESS	—	—	—	—	—	—	—	—	(7,384)	(7,384)
PARTICIPATION INTEREST INCOME	—	—	—	—	—	—	—	—	(3,366)	(3,366)
SEPARATION CHARGES	1,045	101	77	15	4	197	213	79	574	866

FAD BEFORE CERTAIN CHARGES	34,058	7,099	1,898	5,059	9,168	23,225	7,699	7,980	9,221	24,899
FAD BEFORE CERTAIN CHARGES PAYOUT RATIO	107%	66%	246%	92%	51%	80%	61%	59%	51%	56%

OPERATIONS RATIOS
REVENUES	155,155	34,131	30,421	31,543	33,874	129,969	34,882	34,025	43,728	112,635
REVENUES FROM DISCONTINUED OPERATIONS	78,242	14,970	15,038	15,918	13,782	59,708	12,592	12,266	10,111	34,969

REVENUES INCLUDING DISCONTINUED OPERATIONS	233,397	49,101	45,459	47,461	47,656	189,677	47,474	46,291	53,839	147,604

GENERAL AND ADMINISTRATIVE EXPENSES	28,517	7,400	6,133	4,295	6,338	24,166	6,623	5,645	5,255	17,523
REVENUES INCLUDING DISCONTINUED OPERATIONS	233,397	49,101	45,459	47,461	47,656	189,677	47,474	46,291	53,839	147,604
GENERAL AND ADMINISTRATIVE EXPENSES/REVENUES INCLUDING DISCONTINUED OPERATIONS	12.2%	15.1%	13.5%	9.0%	13.3%	12.7%	14.0%	12.2%	9.8%	11.9%

TOTAL UNDEPRECIATED ASSETS (2)	1,965,092	1,941,910	1,955,449	1,906,029	1,881,107	1,881,107	1,828,539	1,731,139	1,815,529	1,815,529
ANNUALIZED GENERAL AND ADMINISTRATIVE EXPENSES (3) / TOTAL UNDEPRECIATED ASSETS	1.5%	1.5%	1.3%	0.9%	1.3%	1.3%	1.4%	1.3%	1.2%	1.2%

(1)	AMOUNTS MAY DIFFER SLIGHTLY FROM OTHER SCHEDULES CONTAINED HEREIN DUE TO ROUNDING.
(2)	INCLUDES COMPANY SHARE OF UNCONSOLIDATED JOINT VENTURES.
(3)	ANNUALIZED REPRESENTS QUARTER AMOUNT ANNUALIZED.

COUSINS PROPERTIES INCORPORATED

CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

($ in thousands)

	Three Months Ended			Nine Months Ended
	September 30,	September 30,	June 30,	September 30,
	2012	2011	2012	2012	2011
Net Operating Income
Same Property	24,446	23,752	24,199	73,385	70,512
Non-Same Property	3,174	3,676	3,229	10,920	12,137

Consolidated Property Net Operating Income	27,620	27,428	27,428	84,305	82,650

Less: Non-Cash Items
Straight-line rent	1,826	3,088	2,153	6,658	8,597
Other	(29)	116	(3)	(24)	406

Non-Cash Items	1,797	3,204	2,151	6,634	9,003

Cash Basis Property Net Operating Income	25,823	24,224	25,278	77,671	73,647

Net Operating Income (1)
Operating Properties	18,192	15,247	17,485	53,251	45,144
Discontinued Operations	3,547	6,128	4,006	12,967	19,483
Share of Unconsolidated Joint Ventures	5,881	6,053	5,937	18,087	18,023

Total Net Operating Income	27,620	27,428	27,428	84,305	82,650

(1)	See reconciliation above within previous pages of the calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.

“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.

“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, gain/loss on debt extinguishment and interest rate swap, and preferred stock dividends. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company’s level of debt.

“Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company’s dividend policy with other real estate companies.

“FAD Before Certain Charges” represents FAD before non-depreciable impairment losses, write off of predevelopment expenses, gain/loss on debt extinguishment and interest rate swap, valuation allowances on deferred tax assets and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations and dividend policy with other real estate companies.

“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.

COUSINS PROPERTIES INCORPORATED

DISCUSSION OF NON-GAAP FINANCIAL MEASURES

“FFO Before Certain Charges” represents FFO before non-depreciable impairment losses, write off of predevelopment expenses, gain/loss on debt extinguishment and interest rate swap, valuation allowances on deferred tax assets and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations with other real estate companies.

“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.

“Same Property Net Operating Income” represents Net Operating income for those office and retail properties that have been fully operational in each of the comparable reporting periods. Same-Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.